UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 11, 2007

VANTAGE ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33496	51-0599779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Post Oak Blvd., Suite 610 Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 404-4700

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

COMMENCING SHORTLY AFTER THE FILING OF THIS FORM 8-K, VANTAGE ENERGY SERVICES, INC. (THE “REGISTRANT”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING THE REGISTRANT’S SECURITIES, REGARDING ITS ACQUISITION OF FOUR BAKER MARINE PACIFIC CLASS 375 ULTRA-PREMIUM JACKUP DRILLING RIGS (THE “RIGS”) PLUS AN OPTION TO ACQUIRE AN ULTRA DEEPWATER DRILL SHIP (THE “TRANSACTION”). THIS CURRENT REPORT ON FORM 8-K WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

THE REGISTRANT AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECIAL MEETING OF THE REGISTRANT’S STOCKHOLDERS TO BE HELD TO APPROVE THE TRANSACTION AND RELATED MATTERS. STOCKHOLDERS OF THE REGISTRANT AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRANT’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE REGISTRANT’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ THE REGISTRANT’S FINAL PROSPECTUS, DATED MAY 24, 2007 AND OTHER REPORTS AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE REGISTRANT’S OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS. THE DEFINITIVE PROXY STATEMENT OF THE REGISTRANT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE TRANSACTION. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO THE REGISTRANT AT: 777 POST OAK BLVD., SUITE 610, HOUSTON, TEXAS 77056. THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND THE FINAL PROSPECTUS AND OTHER SEC FILINGS OF THE REGISTRANT CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SEC’S INTERNET SITE (http://www.sec.gov).

THE PRO FORMA FINANCIAL INFORMATION AND DATA CONTAINED IN THE EXHIBITS HERETO FOR THE RIGS TO BE ACQUIRED IS UNAUDITED AND DOES NOT CONFORM TO SEC REGULATION S-X. ACCORDINGLY, SUCH INFORMATION AND DATA WILL BE ADJUSTED AND PRESENTED DIFFERENTLY IN THE REGISTRANT’S PROXY STATEMENT TO SOLICIT STOCKHOLDER APPROVAL OF THE TRANSACTION AND RELATED MATTERS.

Item 8.01 Other Events

Vantage Energy Services, Inc. (the “Registrant”) today announced that it will conduct an investor call at 10:00 AM ET on Wednesday, September 12, 2007 to discuss the transaction by which it will acquire four Baker Marine Pacific Class 375 ultra-premium jackup drilling rigs (the “Rigs”) plus an option to acquire an ultra deepwater drill ship (the “Transaction”). To access the conference call, U.S. callers may dial toll free (866) 814-1917 and international callers may dial (703) 639-1361. Callers should reference password “Vantage” ten minutes prior to the start time. A replay of the conference call will be available for one week following the call and can be accessed by dialing (888) 266-2081 for U.S. callers and (703) 925-2533 for international callers. The access code for the replay is 278838.

On September 5, 2007, Registrant filed a Current Report on Form 8-K disclosing the execution of a Share Purchase Agreement (“Purchase Agreement”) with F3 Fund, a company incorporated in the Cayman Islands (the “Seller”), and the sole stockholder of Offshore Group Investments Limited (“OGIL”), a Cayman Islands registered company. Pursuant to the Purchase Agreement, the Registrant agreed to purchase all of the outstanding capital stock of OGIL from the Seller. On the closing date, the current officers and directors of OGIL will resign and the Registrant, as the sole stockholder of OGIL, will appoint new officers and directors. As a consequence of the acquisition, OGIL will become a wholly-owned subsidiary of the Registrant.

Investor Presentation

The presentation attached hereto as Exhibit 99.2 is in the form of slide show presentation that the Registrant expects to use in investor presentations to describe the Transaction and the Rigs to be acquired and operated by the Registrant, assuming that the stockholders of the Registrant approve the Transaction and the related matters.

Non-GAAP Financial Measures

The investor presentation filed as an exhibit to this Report includes certain financial information not derived in accordance with generally accepted accounting principles (“GAAP”). The Registrant believes that the presentation of this non-GAAP financial information may be useful to investors as it provides general information regarding the Rigs to be acquired and operated by the Registrant, assuming that the stockholders of the Registrant approve the Transaction and the related matters.

Forward-looking Statements

This current report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about the Registrant, OGIL and their combined business after completion of the proposed Transaction. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of the Registrant’s and OGIL’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the failure of the Registrant’s stockholders to approve the share purchase agreement and the transactions contemplated thereby; the successful completion of debt financing; the number and percentage of the Registrant’s stockholders voting against the acquisition; changing interpretations of generally accepted accounting principles; relocation of the Registrant’s home jurisdiction; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which OGIL is engaged; demand for the products and services that OGIL provides; construction delays and cost overruns; cyclical business and lack of diversification; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in the Registrant’s filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Neither the Registrant nor OGIL assumes any obligation to update the information contained in this press release.

Additional Information and Where to Find It

In connection with the proposed acquisition and financing and required stockholder approval, the Registrant will file with the Commission a proxy statement which will be mailed to the stockholders of the Registrant. The Registrant’s stockholders are urged to read the proxy statement and other relevant materials when they become available as they will contain important information about the acquisition of OGIL. The Registrant’s stockholders will be able to obtain a free copy of such filings at the SEC’s internet site (http://www.sec.gov). Copies of such filings can also be obtained, without charge, by directing a request to the Registrant, 777 Post Oak Blvd., Suite 610, Houston, Texas 77056.

The Registrant and its officers and directors may be deemed to have participated in the solicitation of proxies from the Registrant’s stockholders in favor of the approval of the Transaction. Information concerning the Registrant’s directors and executive officers is set forth in the publicly filed documents of the Registrant. Stockholders may obtain more detailed information regarding the direct and indirect interests of the Registrant and its directors and executive officers in the Transaction by reading the preliminary and definitive proxy statements regarding the Transaction, which will be filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued September 11, 2007

99.2	Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANTAGE ENERGY SERVICES, INC.

Date: September 11, 2007	By:	/s/ Paul A. Bragg
Paul A. Bragg
Chairman and Chief Executive Officer